UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 8, 2007

Bank of Granite Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
P.O. Box 128, 23 North Main Street
Granite Falls, North Carolina 28630
(Address of Principal Executive Offices) (Zip Code)
(828) 496-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page
Item 2.02 — Results of Operations and Financial Condition	3

Item 4.02 — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

Item 2.02.      Results of Operations and Financial Condition
Bank of Granite Corporation (the “Company”) issued a press release on November 9, 2007 regarding its previously released financial results for the quarter ended September 30, 2007, a copy of which is attached hereto as Exhibit 99.1. The information disclosed under Item 4.02 hereto is incorporated by reference into this Item.
Item 4.02.      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Bank of Granite Corporation (the “Company”) issued a press release on November 9, 2007 regarding its previously released financial results for the quarter ended September 30, 2007, a copy of which is attached hereto as Exhibit 99.1. In a meeting held on November 8, 2007, the audit committee of the Company’s board of directors concluded that the financial statements the Company had previously disclosed for the quarter ended September 30, 2007, including a press release and financial information issued on October 16, 2007 and included in a Current Report on Form 8-K filed on the same date, and a Third Quarter Report to Stockholders mailed to the Company’s stockholders and posted on the Company’s internet website on or about October 29, 2007, should not be relied upon. The facts and circumstances surrounding the audit committee’s conclusion are described in the press release attached hereto as Exhibit 99.1, involving the audit committee’s conclusion that a material increase will be required in the Company’s provision for loan losses from the amount included in the financial statements previously disclosed. An ongoing review of the loan portfolio of the Company subsidiary, Bank of Granite, revealed that additional loans were impaired during the third quarter, causing an increase in the required loan loss provision for the third quarter. The Company is conducting a review of its loan portfolio to quantify the amount of the additional loan loss provision that will be required. The audit committee discussed the matters disclosed in this filing with its independent accountant in its meeting held on November 8, 2007.
Item 9.01      Financial Statements and Exhibits
(d)      Exhibits
99.1	Press Release issued on November 9, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation

November 9, 2007	By:	/s/ Kirby A. Tyndall

Kirby A. Tyndall Secretary, Treasurer and Chief Financial Officer

4